UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Jessica R. Droeger

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated December 31, 2006	For investors seeking a high level of current income and total return.

Nuveen Investments Funds

Nuveen Preferred Securities Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“In addition to

providing a high level of current income and total return, an investment like your Fund

may help you

achieve and benefit

from greater portfolio

diversification.”

Dear Shareholder,

I am very pleased to introduce the new Nuveen Preferred Securities Fund covered by this report. This Fund began investment operations on December 19, 2006 and its goal is to provide investors with a high level of current income and total return from a diversified portfolio of quality preferred securities. For more information on the Fund’s performance, please read the Portfolio Manager’s Comments and the Fund Spotlight sections of this report.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing a high level of current income and total return, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

February 16, 2007

Annual Report    Page 1

Portfolio Manager’s Comments

Portfolio manager John Miller examines the investment philosophy for the Nuveen Preferred Securities Fund. John, who has 13 years of investment experience, has managed the Nuveen Preferred Securities Fund since its inception.

What is the Fund’s investment philosophy and how was it applied during the reporting period?

Under normal circumstances, the Nuveen Preferred Securities Fund will invest at least 80% of its net assets in preferred securities. The majority of preferred securities in which the Fund invests (at least 60%) will be rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or if unrated, judged to be of comparable quality by the Fund’s investment advisor. The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase. Also the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities of non-U.S. issuers and up to 10% of its net assets in other open- or closed-end funds that invest in similar types of securities. The Fund intends to invest primarily in fully taxable preferred securities (i.e. securities that do not qualify for the dividends received deduction). Under normal circumstances, the Fund’s portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities.

From the period since the Fund’s inception, December 19, 2006, we have been in the initial invest up phase. During this period we have been seeking value in the market and have purchased U.S. Treasuries to provide income and manage duration.

Class A Shares—

Cumulative Total Returns as of 12/31/06

Since inception (12/19/06)
Nuveen Preferred Securities Fund
A Shares at NAV	0.05%
A Shares at Offer	-4.71%
Lipper Mixed-Asset Target Allocation Growth Funds Index[1]	NA
Merrill Lynch Hybrid Securities Index[2]	NA

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market conditions and other factors.

1	The Lipper Mixed-Asset Target Allocation Growth Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Growth Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Merrill Lynch Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1000-par securities with at least one year to maturity. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 2

Fund Spotlight as of 12/31/06 Nuveen Preferred Securities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$20.01	$20.01	$20.01	$20.01
Inception Date	12/19/06	12/19/06	12/19/06	12/19/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 4.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 12/31/06
A Shares	NAV	Offer
Since Inception	0.05%	-4.71%
B Shares	w/o CDSC	w/CDSC
Since Inception	0.05%	-4.95%
C Shares	NAV	w/CDSC
Since Inception	0.05%	-0.95%
R Shares	NAV
Since Inception	0.05%
Yields
A Shares	NAV	Offer
SEC 30-Day Yield[4]	3.51%	3.34%
B Shares	NAV
SEC 30-Day Yield	2.76%
C Shares	NAV
SEC 30-Day Yield	2.76%
R Shares	NAV
SEC 30-Day Yield	3.76%

Credit Quality1

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$5,003
Average Effective Maturity (Years)	13.66
Average Duration	2.39
Number of Stocks	5
Expense Ratio[3]	1.23%

Top Five Issuers[1]:
U.S. Treasury Bonds/Notes	44.4%
Dominion Resources Inc.	2.4%
Wachovia Capital	2.2%
Merrill Lynch	1.5%
Morgan Stanley Capital	1.4%

1	As a percentage of total investments (excluding short-term investments) as of December 31, 2006. Holdings are subject to change.

2	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

3	Class A Shares after credit/reimbursement for the period December 19, 2006 (commencement of operations) through December 31, 2006.

4	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Shares load in certain specified circumstances.

Annual Report    Page 3

Fund Spotlight as of 12/31/06 Nuveen Preferred Securities Fund

Industries1

U.S. Treasury Bonds/Notes	44.4%
Diversified Financial Services	2.8%
Electric Utilities	2.4%
Commercial Banks	2.2%
Capital Markets	1.5%
Short-Term Investments	46.7%

1	As a percentage of total investments as of December 31, 2006. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 13 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/19/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/06)	$1,000.50	$1,000.50	$1,000.50	$1,000.50	$1,001.34	$1,001.07	$1,001.07	$1,001.43
Expenses Incurred During Period	$0.44	$0.71	$0.71	$0.35	$0.44	$0.71	$0.71	$0.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.99%, 1.99% and ..98% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 13/365 (to reflect the 13 days in the period since the Fund’s commencement of operations).

Annual Report    Page 4

Portfolio of Investments

Nuveen Preferred Securities Fund

December 31, 2006

Shares	Description	Coupon		Ratings (1)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 7.7%

	Capital Markets – 2.6%

5,000	Morgan Stanley Capital Trust VII	6.600%		A2	$126,200

	Diversified Financial Services – 5.1%

4,800	Citigroup Capital XV	6.500%		Aa3	120,750

5,500	Merrill Lynch Capital Trust I	6.450%		A1	134,750
	Total Diversified Financial Services				255,500

	Total $25 Par (or similar) Preferred Securities (cost $384,955)				381,700

Principal Amount (000)	Description	Coupon	Maturity	Ratings (1)	Value
	CAPITAL PREFERRED SECURITIES – 8.3%

	Commercial Banks – 4.0%

$200	Wachovia Capital Trust III	5.800%	3/15/42	A2	$201,837

	Electric Utilities - 4.3%

200	Dominion Resources Inc.	7.500%	6/30/66	Baa3	215,417
	Total Capital Preferred Securities (cost $420,039)				417,254

Principal Amount (000)	Description	Coupon	Maturity	Ratings (1)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 79.6%

	U.S. Treasury Bonds/Notes – 79.6%

$3,000	United States of America Treasury Bonds/Notes	4.625%	12/31/11	AAA	$2,989,920

1,000	United States of America Treasury Bonds/Notes	4.625%	11/15/16	AAA	993,125
$4,000	Total U.S. Government and Agency Obligations (cost $3,983,047)				3,983,045
	SHORT-TERM INVESTMENTS – 83.8%

$4,191	Repurchase Agreement with State Street Bank, dated 12/29/06, repurchase price $4,193,048, collateralized by $3,650,000, U.S. Treasury Bonds 6.250%, due 8/15/23, value $4,275,533	4.580%	1/02/07		$4,190,915
	Total Short-Term Investments (cost $4,190,915)				4,190,915

	Total Investments (cost $8,978,956) – 179.4%				8,972,914

	Other Assets Less Liabilities – (79.4)%				(3,970,041)

	Net Assets – 100%				$5,002,873

(1)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

Nuveen Preferred Securities Fund

December 31, 2006

Assets
Investments, at value (cost $4,788,041)	$4,781,999
Short-term investments (at cost which approximates value)	4,190,915
Receivables:
Dividends	2,133
Fund Manager	28,873
Interest	19,747
Total assets	9,023,667
Liabilities
Payable for investments purchased	3,989,946
Accrued expenses:
12b-1 distribution and service fees	220
Other	30,628
Total liabilities	4,020,794
Net assets	$5,002,873
Class A Shares
Net assets	$275,146
Shares outstanding	13,750
Net asset value per share	$20.01
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$21.01
Class B Shares
Net assets	$275,072
Shares outstanding	13,750
Net asset value and offering price per share	$20.01
Class C Shares
Net assets	$275,072
Shares outstanding	13,750
Net asset value and offering price per share	$20.01
Class R Shares
Net assets	$4,177,583
Shares outstanding	208,750
Net asset value and offering price per share	$20.01

Net Assets Consist of:
Capital paid-in	$4,998,694
Undistributed (Over-distribution of) net investment income	10,221
Accumulated net realized gain (loss) from investments	—
Net unrealized appreciation (depreciation) of investments	(6,042)
Net assets	$5,002,873

See accompanying notes to financial statements.

Statement of Operations

Nuveen Preferred Securities Fund

For the Period December 19, 2006 (commencement of operations) through December 31, 2006

Investment Income
Dividends	$2,131
Interest	8,759
Total investment income	10,890
Expenses
Management fees	1,309
12b-1 service fees – Class A	24
12b-1 distribution and service fees – Class B	98
12b-1 distribution and service fees – Class C	98
Shareholders’ servicing agent fees and expenses	36
Custodian’s fees and expenses	32
Trustees’ fees and expenses	9
Professional fees	13,946
Shareholders’ reports – printing and mailing expenses	16,529
Federal and state registration fees	18
Other expenses	58
Total expenses before expense reimbursement	32,157
Expense reimbursement	(30,182)
Net expenses	1,975
Net investment income	8,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) of investments	(6,042)
Net realized and unrealized gain (loss)	(6,042)
Net increase (decrease) in net assets from operations	$2,873

See accompanying notes to financial statements.

Statement of Changes in Net Assets

Nuveen Preferred Securities Fund

For the Period December 19, 2006 (commencement of operations) through December 31, 2006

Operations
Net investment income	$8,915
Net realized gain (loss) from investments	—
Net change in unrealized appreciation (depreciation) of investments	(6,042)
Net increase (decrease) in net assets from operations	2,873
Fund Share Transactions
Proceeds from sale of shares	4,900,000
Net increase (decrease) in net assets from Fund share transactions	4,900,000
Net increase (decrease) in net assets	4,902,873
Net assets at the beginning of period	100,000
Net assets at the end of period	$5,002,873
Undistributed (Over-distribution of) net investment income at the end of period	$10,221

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”). The Trust was organized as a Massachusetts business trust on September 27, 2006.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,000 by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), the recording of the organization expenses ($15,000) and offering costs ($85,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide a high level of current income and total return. Under normal circumstances the Fund will invest at least 80% of its net assets in preferred securities and up to 20% of its assets in debt securities, U.S. government and agency debt and convertible preferred securities. The Fund may also invest in futures, forwards, option and swaps, or other financial instruments and credit default swaps.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the exchange on which such securities are primarily traded. Securities traded on an exchange for which there are no transactions on a given day or securities not listed on an exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by an independent pricing service approved by the Fund’s Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security or instrument, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustee’s designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2006, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares, however, the Fund will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor in Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares

Notes to Financial Statements (Unaudited) (continued)

agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, credit default swaps, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not invest in any such investments for the period December 19, 2006 (commencement of operations) through December 31, 2006.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. No such credits were recorded during the period December 19, 2006 (commencement of operations) through December 31, 2006.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period December 19, 2006 (commencement of operations) through December 31, 2006, were as follows:

	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class B	12,500	250,000
Class C	12,500	250,000
Class R	207,500	4,150,000
Net increase (decrease)	245,000	$4,900,000

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) for the period December 19, 2006 (commencement of operations) through December 31, 2006, were as follows:

Purchases:
Investment securities	$804,994
U.S. Government and agency obligations	3,983,047
Sales and maturities:
Investment securities	—
U.S. Government and agency obligations	—

4. Income Tax Information

The following information is presented on an income tax basis based on information currently available to the Fund. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At December 31, 2006, the cost of investments was $8,977,633.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2006, were as follows:

Gross unrealized:
Appreciation	$270
Depreciation	(4,989)
Net unrealized appreciation (depreciation) of investments	$(4,719)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$8,899
Undistributed net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. Management Fee and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For Managed Assets over $2 billion	.4750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex-level fee rate was .1845%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a

Notes to Financial Statements (Unaudited) (continued)

deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, and extraordinary expenses) from exceeding 1.00% of the average daily net assets through April 30, 2010 (1.25% after April 30, 2010). The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

For the period December 19, 2006 (commencement of operations) through December 31, 2006, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

At December 31, 2006, Nuveen owned 12,500, 12,500, 12,500 and 207,500 of Class A, B, C and R, respectively. At December 31, 2006, the Adviser owned 1,250 shares of each of Class A, B, C and R.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
PREFERRED SECURITIES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Period Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (12/06)
2006(e)	$20.00	$.03	$(.02)	$.01	$—	$—	$—	$20.01	.05%	$275	18.18	%*	(12.06	)%*	1.23	%*	4.88	%*	1.23	%*	4.88	%*	—%
Class B (12/06)
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—
Class C (12/06)
2006(e)	20.00	.03	(.02)	.01	—	—	—	20.01	.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	1.99	*	4.12	*	—
Class R (12/06)
2006(e)	20.00	.04	(.03)	.01	—	—	—	20.01	.05	4,178	17.92	*	(11.81	)*	.98	*	5.13	*	.98	*	5.13	*	—

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Nuveen Preferred Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities Fund (the “Fund”) as of December 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from December 19, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Preferred Securities Fund at December 31, 2006, the results of its operations, changes in its net assets, and the financial highlights for the period period from December 19, 2006 (commencement of operations) to December 31, 2006 in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 20, 2007

Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve the advisory arrangements, including sub-advisory arrangements. At a meeting held on November 14, 2006 (the “November Meeting”), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved on behalf of each Fund the new Tradewinds Sub-Advisory Agreement between NAM and Tradewinds and the Amended Symphony Sub-Advisory Agreement between NAM and Symphony. Tradewinds and Symphony are each a “Sub-Advisor.”

The Approval Process

During the course of the fall of 2006, the Board received a wide variety of materials relating to proposed changes to the investment mandates for the Funds as well as the proposed managers for the assets allocated pursuant to these revised mandates. In this regard, NAM recommended Symphony and Tradewinds. To assist the Board in its evaluation of the sub-advisory contract with the respective Sub-Advisor at the November Meeting or at prior meetings, the independent Trustees received extensive materials which outlined, among other things:

•	the nature, extent and quality of services to be provided by the Sub-Advisor;

•	the organization and business operations of the Sub-Advisor;

•	hypothetical performance of the Fund’s modified investment strategies as well as certain hypothetical and actual performance of the respective Sub-Adviser;

•	the profitability of Nuveen (which included its wholly-owned affiliated sub-advisors such as Symphony and Tradewinds);

•	the sub-advisory fee schedule for each Sub-Advisor as well as a description of the fees received by the Sub-Advisor from other funds and/or clients; and

•	the soft dollar practices of the Sub-Advisor, if any.

At the November Meeting, Symphony made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940, as amended and the general principals of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. It is with this background that the Trustees considered the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Sub-Advisor; (b) performance information of the Fund and the Sub-Advisor (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Sub-Advisors, the Trustees considered the nature, extent and quality of the respective Sub-Advisor’s services. As Symphony already serves as a sub-advisor to the Funds and Tradewinds serves as sub-advisor to other Nuveen funds overseen by the Trustees, the Board has a good understanding of each Sub-Advisor’s organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Advisor’s personnel. At the November Meeting or at prior meetings, the Trustees have reviewed materials outlining, among other things, the Sub-Advisor’s organization and business; the types of services that the respective Sub-Advisor will provide to the Funds under the revised investment mandates; the experience of the Sub-Advisor with respect to the investment strategies; and hypothetical as well as actual performance of the Sub-Advisor with respect to its investment strategies (as described in further detail below). The Trustees noted that NAM recommended the Sub-Advisors and considered the basis for such recommendation. At prior meetings, the Board has also reviewed an evaluation from NAM of each Sub-Advisor which outlined, among other things, the Sub-Advisor’s organizational history, client base, product mix, investment team and any changes thereto, investment process, and performance (as applicable). Given the Trustees’ experience with the Funds (including any other Nuveen funds advised by the Sub-Advisor) and each Sub-Advisor, the Trustees recognized and considered the quality of their investment processes in making portfolio management decisions.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to each Sub-Advisor, the independent Trustees noted that each respective Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services to the Funds.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services expected to be provided to the Funds under the Tradewinds Sub-Advisory Agreement and Amended Symphony Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Fund and Sub-Advisors

The Trustees recognized that the changes to the investment mandates are seeking, in part, to enhance portfolio returns thus limiting some of the usefulness of reviewing the Fund’s past performance record. Accordingly, the Trustees have reviewed hypothetical model performance of the investment strategies as well as hypothetical and more recent actual performance of the respective Sub-Adviser with respect to its investment strategies. The Trustees are also familiar with the performance records of the respective Sub-Adviser with respect to other funds it advises.

Annual Investment Management Agreement Approval Process (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the advisory fees, the Board recognized that the overall advisory fee paid by the Funds will not change as a result of the addition of Tradewinds as a Sub-Advisor and the increased fee for Symphony. Rather, NAM will pay the sub-advisory fees out of the management fees it receives from the Funds. With respect to the overall advisory fees and expenses of the Fund, the Trustees have previously reviewed, among other things, the respective Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds. With respect to the sub-advisory fees, the Trustees reviewed the proposed sub-advisory fee for Tradewinds, the revised sub-advisory fee schedule for Symphony and the fees received by each from other funds they advise. At prior meetings, the Trustees have also reviewed the pricing schedule that the Sub-Advisor (or its predecessor) charges for similar investment management services for other client accounts or fund sponsors.

Based on their review of the fee and service information provided, the Trustees determined that the proposed sub-advisory fees for the respective Sub-Advisor was acceptable.

2. Profitability

In conjunction with its review of fees at prior meetings, the Trustees have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisors including Tradewinds and Symphony). As noted, the overall advisory fees paid by the Funds will not change as a result of the proposed changes to the Funds’ sub-advisory arrangements. At prior meetings, the Trustees have reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Trustees have recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Based on their review, the Trustees recognized that the Sub-Advisors are wholly-owned subsidiaries of Nuveen, the advisory fees paid to NAM are not changing, and therefore the level of profitability to Nuveen should remain the same and appears reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Sub-Advisor and its affiliates (including NAM) as well as any indirect benefits (such as soft dollar arrangements, if any) they expect to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Trustees have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have previously reviewed and considered the breakpoints in the Fund’s advisory fee schedules that reduce advisory fees as the applicable Fund’s assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. As noted, each Fund’s overall advisory fee schedule including the breakpoints applicable to the fees paid by the Fund will not change as a result of the proposed changes to the Funds’ sub-advisory arrangements. The Trustees had concluded that such breakpoint schedule and complex-wide fee arrangement continues to be acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Trustees also considered any indirect benefits or profits the Sub-Advisor or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees recognized revenues received by affiliates of NAM and the Sub-Advisors for serving as agent at Nuveen’s preferred trading desk. In addition to the above, the Trustees considered whether the Sub-Advisor received any benefits from soft dollar arrangements. The Trustees recognized that Tradewinds may engage in soft dollar arrangements and that such Sub Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the respective Fund’s portfolio transactions. The Trustees noted that such Sub Advisor’s profitability may be lower if it was required to pay for this research with hard dollars. With respect to Symphony, Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

F. Other Considerations

In addition to the above, the Trustees recognized that the modifications in the Funds’ investment strategies would result in changes to the Funds’ portfolio management. As noted above, the Trustees considered the Sub-Advisers’ experience in light of the Funds’ new investment mandates. However, the Trustees recognized that the Sub-Advisers are affiliated with Nuveen and will be managing assets that were formerly managed by a sub-adviser unaffiliated with Nuveen. As Nuveen pays the Sub-Advisers out of the management fee it receives from the Funds, the Trustees considered the benefit to Nuveen that it will be retaining more of the management fees through its affiliated Sub-Advisers when the Board evaluated the sub-advisory arrangements and fee structures.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Tradewinds Sub Advisory Agreement and Symphony’s Amended Sub-Advisory Agreement were fair and reasonable, that the respective Sub-Advisor’s fees are reasonable in light of the services provided to each Fund, and that the Trustees recommend that shareholders approve such Sub-Advisory Agreements.

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	172

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	172

Lawrence H. Brown 7/29/34 333 W. Wacker Drive Chicago, IL 60606	Trustee	1993	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) Community Advisory Board for Highland Park and Highwood, United Way of the North Shore; Director (since 2006) of the Michael Rolfe Pancreatic Cancer Foundation.	172

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	172

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	172

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwankee Repertory Theater.	170

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	172

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	172

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	172

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	172
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); Chartered Financial Analyst.	172

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002); formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC; Chartered Financial Analyst.	172

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002), formerly, Assistant Vice President (since 2000) of Nuveen Investments, LLC.	172

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds NWQ Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	172

John N. Desmond 8/24/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2005	Vice President, Director of Investment Operations, Nuveen Investments, LLC (since 2005); formerly, Director, Business Manager, Deutsche Asset Management (2003-2004), Director, Business Development and Transformation, Deutsche Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan, (2000-2002), Senior Vice President, Head of Plan Administration and Participant Services, Scudder Investments (1995-2002).	172

Jessica R. Droeger 9/24/64 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1998	Vice President (since 2002), Assistant Secretary and Assistant General Counsel (since 1998) formerly, Assistant Vice President (since 1998) of Nuveen Investments, LLC; Vice President (2002-2004) and Assistant Secretary (1998-2004) formerly, Assistant Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President and Assistant Secretary (since 2005) of Nuveen Asset Management.	172

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	172

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	172

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	172

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Vice President and Assistant Secretary (since 2006) formerly, Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) formerly, Assistant Vice President of Nuveen Asset Management; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	172

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	172

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	172

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds NWQ Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	172

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund’s portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Quarterly Portfolio of Investments and Proxy Voting information: The Fund’s (i) quarterly portfolio of investments, and (ii) a description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. Information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2007 will be available in July, 2007.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $162 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-INV3-0906D

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resource drop down menu box, click on Fund Governance and then click on Code of Conduct.)

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Item 4. Principal Accountant Fees and Services.

The following tables show the amount of fees that Ernst & Young LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended December 31, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund [5]	10,000	0	0	0

Total	$10,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations December 18, 2006.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund [5]	0	0	0	0

[5]	The funds commenced operations December 18, 2006.

Fiscal Year Ended December 31, 2005	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Preferred Securities Fund [5]	N/A	N/A	N/A	N/A

Total	$—	$—	$—	$—

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations December 18, 2006.

Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Preferred Securities Fund [5]	N/A	N/A	N/A	N/A

[5]	The funds commenced operations December 18, 2006.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended December 31, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [1]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$2,500	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $130,000 in 2006.

Fiscal Year Ended December 31, 2005	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	N/A	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

The above “Tax Fees” are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading “Tax Fees Billed to Adviser and Affiliated Fund Service Providers” represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund’s (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which Ernst & Young LLP serves as the independent registered public accounting firm these fees amounted to $             in 2005.

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended December 31, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund [1]	0	2,500	0	2,500

Total	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The funds commenced operations December 18, 2006.

Fiscal Year Ended December 31, 2005	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Preferred Securities Fund [1]	N/A	N/A	N/A	N/A

Total	$—

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)*	/s/ Jessica R. Droeger
Jessica R. Droeger
Vice President and Secretary

Date March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date March 9, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date March 9, 2007

*	Print the name and title of each signing officer under his or her signature.